                                                                    Exhibit 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                          13-5160382
         (State of incorporation                               (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

     One Wall Street, New York, N.Y.                                10286
(Address of principal executive offices)                          (Zip code)

                                   ----------

                                 ING GROEP N.V.
               (Exact name of obligor as specified in its charter)

               The Netherlands                                  Not Applicable
     (State or other jurisdiction of                           (I.R.S. employer
      incorporation or organization)                         identification no.)

           Amstelveenseweg 500                                  Not Applicable
            1081 KL Amsterdam                                     (Zip code)
     P.O. Box 810, 1000 AV Amsterdam
             The Netherlands
(Address of principal executive offices)

                                   ----------

                             Senior Debt Securities
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                           Name                                         Address
     ------------------------------------------------   ---------------------------------------
     Superintendent of Banks of the State of New York   One State Street, New York, N.Y.
                                                        10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York                   33 Liberty Street, New York, N.Y. 10045

     Federal Deposit Insurance Corporation              Washington, D.C. 20429

     New York Clearing House Association                New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of November, 2005.

                                        THE BANK OF NEW YORK


                                        By: /S/ Beata Hryniewicka
                                            ------------------------------------
                                        Name: Beata Hryniewicka
                                        Title: Assistant Treasurer

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
                                                                  --------------
ASSETS

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .........      $ 2,753,000
   Interest-bearing balances ..................................        6,045,000

Securities:
   Held-to-maturity securities ................................        2,183,000
   Available-for-sale securities ..............................       21,741,000
Federal funds sold and securities purchased under agreements
   to resell Federal funds sold in domestic offices ...........        5,486,000
   Securities purchased under agreements to resell ............          192,000

Loans and lease financing receivables:
   Loans and leases held for sale .............................                0
   Loans and leases, net of unearned income ...................       32,953,000
   LESS: Allowance for loan and lease losses ..................          558,000
   Loans and leases, net of unearned income and allowance .....       32,395,000
Trading Assets ................................................        6,114,000
Premises and fixed assets (including capitalized leases) ......          812,000
Other real estate owned .......................................                0
Investments in unconsolidated subsidiaries and associated
   companies ..................................................          278,000
Customers' liability to this bank on acceptances outstanding ..           68,000

Intangible assets:
   Goodwill ...................................................        2,039,000
   Other intangible assets ....................................          736,000

Other assets ..................................................        5,237,000
                                                                     -----------
Total assets ..................................................      $86,079,000
                                                                     ===========

LIABILITIES

Deposits:
   In domestic offices ........................................      $38,768,000
   Noninterest-bearing ........................................       18,417,000
   Interest-bearing ...........................................       20,351,000
   In foreign offices, Edge and Agreement subsidiaries, and
      IBFs ....................................................       26,246,000
   Noninterest-bearing ........................................          462,000
   Interest-bearing ...........................................       25,784,000
Federal funds purchased and securities sold under agreements to repurchase
   Federal funds purchased in domestic offices ................        1,224,000
   Securities sold under agreements to repurchase .............          126,000
Trading liabilities ...........................................        2,927,000

Other borrowed money:
   (includes mortgage indebtedness and obligations under
      capitalized leases) .....................................        1,245,000
Not applicable
Bank's liability on acceptances executed and outstanding ......           69,000
Subordinated notes and debentures .............................        1,440,000
Other liabilities .............................................        5,976,000
                                                                     -----------
Total liabilities .............................................      $78,021,000
                                                                     ===========

Minority interest in consolidated subsidiaries ................          139,000

EQUITY CAPITAL

Perpetual preferred stock and related surplus .................                0
Common stock ..................................................        1,135,000
Surplus (exclude all surplus related to preferred stock) ......        2,089,000
Retained earnings .............................................        4,716,000
Accumulated other comprehensive income ........................          -21,000
Other equity capital components ...............................                0
Total equity capital ..........................................        7,919,000
                                                                     -----------
Total liabilities, minority interest, and equity capital ......      $86,079,000
                                                                     ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                        Thomas J. Mastro,
                                        Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi     ]
Gerald L. Hassell   ]   Directors
Alan R. Griffith    ]